UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2007

CMS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33322	20-8137247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street, Suite 750

White Plains, NY 10601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 422-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 22, 2007, CMS Bancorp, Inc., the proposed holding company for Community Mutual Savings Bank (the “Company”), issued a press release announcing that it has received conditional approval from the Office of Thrift Supervision to commence the offering of up to 1,725,000 shares of its common stock on a priority basis to eligible depositors in a subscription offering. A registration statement relating to the sale of common stock in the offering was declared effective by the Securities and Exchange Commission on February 12, 2007. The subscription offering and proxy materials will be mailed to Community Mutual’s depositors on or about February 22, 2007. For more information, reference is made to the Company’s press release dated February 21, 2007, a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press release dated February 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS BANCORP, INC.

By:	/s/ John E. Ritacco
Name:	John E. Ritacco
Title:	President and Chief Executive Officer

Date: February 22, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 22, 2007